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                        SUBORDINATED GRID PROMISSORY NOTE

                                                       Sioux Falls, South Dakota
$20,000,000.00                                                    August 1, 1997


         FOR VALUE RECEIVED, Credit Store, Inc., a Delaware corporation (the "Maker"), promises to pay to the order of J.L.B. of Nevada, Inc., a Nevada corporation, or assigns ("JLB" or the "Holder"), ON DEMAND, the principal amount of Twenty Million Dollars ($20,000,000.00) or such lesser amount as shall equal the aggregate unpaid principal amount of the loans made by the Holder to the Maker, together with interest on the unpaid principal amount hereof from the date hereof until paid in full at a rate per annum equal to 12%, said interest to be due and payable in monthly installments, beginning on August 31, 1997 and continuing on the last day of each month thereafter until the payment in full of all amounts outstanding under this Note. All payments hereunder shall be made in lawful money of the United States of America, without offset.

         1. Definition of Senior Debt. The term "Senior Debt" shall mean and consist of all present and future indebtedness for borrowed money of the Maker (contingently or otherwise), to banks, insurance companies and similar institutional lenders (all such lenders, the "Lenders") and any extension, replacement, removal, restatement or refinancing thereof.

         2. Subordination.

                  (a) The payments of any and all of the principal amount of and interest on this Note (and all other obligations hereunder) is hereby expressly subordinated and made junior to the payment of the principal amount, redemption premium, if any, all interest and any other amounts due on the Senior Debt, to the extent and in the manner set forth herein.

                  (b) Until the Senior Debt shall have been indefensibly paid in full, the Maker shall not make, and the Holder shall not receive, accept or retain, any direct or indirect payment or reduction (whether by way of loan, set-off or otherwise) in respect of the principal and interest of this Note, whether this Note shall have become payable at maturity or by acceleration or otherwise; provided, however, that, subject to the provisions of subsection (c) hereof, the Maker may make, and the Holder may receive, accept and retain, payments of principal and interest under this Note, unless, if, on the date such payment would (but for the terms hereof) be payable to and received by the Holder pursuant to this Note, (i) a default under the documents evidencing the Senior Debt shall have occurred, shall be continuing and shall not have been specifically waived in writing by the Lenders, or the Lenders shall



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have declared the Senior Debt or any portion thereof due and payable in full on the basis of the occurrence of such default, or (ii) such default shall not be continuing on any such payment date, but the Lenders shall have declared all or any portion of the Senior Debt due and payable in full on the basis of the occurrence of such default and such acceleration shall not have been specifically rescinded in writing by the Lenders.

                  (c) In the event of (i) any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, readjustment of debt, arrangement, composition, assignment for the benefit of creditors, or other similar proceeding relative to the Maker, or (ii) any proceeding for voluntary liquidation, dissolution or other winding up or bankruptcy proceedings, then and in any such event:

                           (A) All of the Senior Debt shall first be paid in
                  full before any payment or distribution of any character, whether in cash, securities, obligations or other property, shall be made in respect of this Note;

                           (B) Any payment or distribution of any character
                  which would otherwise (but for the terms hereof) be payable or deliverable in respect of this Note (including any payment or distribution of any other indebtedness of the Maker being subordinated to this Note), shall be paid or delivered directly to the Lenders or their representative, until all of the Senior Debt shall have been paid in full, and the Holder irrevocably authorizes, empowers and directs all receivers, custodians, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries;

                           (C) The Holder shall execute and deliver to the
                  Lenders or their representative all such further instruments confirming the authorization referred to in the foregoing clause (B), and shall take all such other actions as may be requested by the Lenders or their representative in order to enable the Lenders or their representative to enforce any and all claims upon or in respect of this Note and to collect and give any and all payments or distributions which may be payable or deliverable at any time upon or with respect to this Note.

                  (d) If, notwithstanding the provisions of this Note, any payment or distribution of any character (whether in cash, securities, or other property) or any security shall be received by the Holder in contravention of the terms of this Note, and before all Senior Debt shall have been paid in full, such payment, distribution or security shall not be commingled with any asset of


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the Holder, shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the Lenders or their representative, for application to the payment of all Senior Debt remaining unpaid, until all of the Senior Debt shall have been paid in full.

                  (e) This Note, without further reference, shall pass to and may be relied on and enforced by any transferee or subsequent holder of the Senior Debt.

                  (f) Except to the extent provided in this Note that the debt evidenced by this Note may not become due and payable or be paid and the Holder may not exercise rights with respect thereto, nothing contained herein shall impair, as between the Maker and the Holder, the obligation of the Maker, to pay to the Holder the principal of this Note, and interest thereon, as and when the same shall become due and payable in accordance with the terms hereof, or prevent the Holder upon default with respect to this Note, from exercising all rights, powers and remedies otherwise provided herein or by applicable law, all subject to the rights of the holders of Senior Debt hereunder. Upon any distribution of assets of the Maker referred to in the provisions hereof, the Holder shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or a certificate of the liquidating trustee or agent or other person making any distribution to the Holder, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Maker, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to the provisions hereof.

                  (g) Notwithstanding any statute, including, without limitation, the Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary, the right of the Lenders hereunder to have all of the Senior Debt paid and satisfied in full prior to the payment of any of the debt evidenced by this Note shall include, without limitation, the right of the Lenders to be paid in full all interest accruing on the Senior Debt due to it after the filing of any petition by or against the Maker in connection with any bankruptcy or similar proceeding or any other proceeding referred to in subsection 2(c) hereof, prior to the payment of any amounts in respect of this Note, including, without limitation, any interest due to the Holder accruing after such date.

                  (h) No right of any present or future holders of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Maker or by any act or failure to act in good faith by any such holders, or by any noncompliance by the



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Maker with the terms and provisions of this Note, regardless of any knowledge thereof with which any such holders may have or be otherwise charged. The holders of the Senior Debt may, without in any way affecting the obligations of the Holder with respect thereto, at any time or from time to time in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Debt, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Debt or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Debt including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Debt, all without notice to or assent from the Holder.

                  (i) Subject to the prior payment in full of all Senior Debt, the Holder shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Maker applicable to the Senior Debt until all amounts owing on this Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Debt by or on behalf of the Maker or by or on behalf of the Holder by virtue of the provisions hereof which otherwise would have been made to the Holder shall, as between the Maker, its creditors, other than the holders of the Senior Debt, and the Holder, be deemed to be payment by the Maker to or on account of the Senior Debt, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of the Senior Debt, on the other hand.

         3. Use of Grid. The Holder is hereby authorized by the Maker to endorse on the schedule attached to this Note (or any continuation thereof) the amount of each loan made by the Holder to the Maker, the date such loan is made, and the amount of any payment or prepayment of such loan received by the Holder, provided that any failure by the Holder to make any such endorsement shall not affect the obligations of the Maker hereunder in respect of such loans. The aggregate unpaid amount of loan advances is reflected on the schedule attached to this Note and shall be presumptive evidence of the entire outstanding loan amount.

         4. Prepayment. Subject to the subordination provisions of Section 2 of this Note, the unpaid principal amount of this Note may be prepaid in whole or in part at any time or times without premium or penalty. Each prepayment shall be applied first to the payment of all interest and other amounts accrued hereunder on the date of any such prepayment, and the balance of any such prepayment shall be applied to reduce the amount of the principal outstanding.



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         5. Security Agreement. This Note evidences a loan advanced by JLB to or for the benefit of the Maker. JLB, the Maker and the Maker's subsidiaries are parties to a Security Agreement dated of even date herewith (the "Security Agreement") that contains additional terms and conditions regarding the making of the loan evidenced by this Note and a description of the collateral securing such loan. Reference is made to the Security Agreement for such additional terms and conditions and for a description of the collateral and additional rights and remedies of the Holder.

         6. Events of Default.

                  (a) The failure to pay, when due, the principal, any interest, or any other sum payable hereunder, and continuance of such failure for five (5) business days after the date on which such principal, installment of interest, or other sum is due (whether upon maturity hereof, upon any installment payment date, upon acceleration, or otherwise) shall constitute an event of default ("Event of Default") hereunder. Subject to the subordination provisions of
Section 2 in this Note, upon the occurrence of an Event of Default hereunder, the entire principal amount hereof, and all accrued and unpaid interest thereon, shall be accelerated, and shall be immediately due and payable, at the option of the Holder, without demand or notice, and in addition thereto, and not in substitution therefor, the Holder shall be entitled to exercise any one or more of the rights and remedies exercisable by the Holder upon an Event of Default under the Security Agreement or provided by applicable law. Failure to exercise said option or to pursue such other remedies shall not constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default hereunder.

                  (b) The Holder may, upon the occurrence of any such Event of Default hereunder and subject to the subordinated provisions in Section 2 of this Note, have resort to the collateral given as security for this Note, and may sell and dispose of such collateral in whole or in part, at any time or from time to time.

         7. Expenses. The Maker promises to pay all costs and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with the collection hereof or in the protection or realization of any collateral now or hereafter given as security for the repayment hereof, and to perform each and every covenant or agreement to be performed by the Maker under this Note, the Security Agreement and any other instrument evidencing or securing the obligation evidenced by this Note.

         8. Payment Dates. Any payment on this Note coming due on a Saturday, a Sunday, or a day which is a legal holiday in the place


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at which a payment is to be made hereunder shall be made on the next succeeding day which is a business day in such place.

         9. Waivers.

                  (a) The Maker hereby waives presentment, protest, demand, notice of dishonor, and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due dates of this Note, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Note, no release or surrender of any collateral given as security for this note, and no delay in enforcement of this Note or in exercising any right or power hereunder, shall affect the liability of the Maker. The pleading of any statute of limitations as a defense to any demand against the Maker is expressly waived.

                  (b) No single or partial exercise by the Holder of any right hereunder, under the Security Agreement, or under any other agreement given as security for this Note or pertaining hereto, shall preclude any other or further exercise thereof or the exercise of any other rights. No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

         10. Successors and Assigns. Whenever used herein, the words "Maker" and "Holder" shall be deemed to include their respective successors and assigns.

         11. Governing Law. This Note shall be governed by and construed under and in accordance with the laws of the State of South Dakota (but not including the choice of law rules thereof).

         IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed as of the day and year first hereinabove set forth.

                                     CREDIT STORE, INC.


                                     By:        /s/  Martin Burke
                                            -----------------------------------
                                     Title:
                                            -----------------------------------



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                                                                 SCHEDULE TO
                                                            GRID PROMISSORY NOTE



                                    ADVANCES

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                                 Amount of     Unpaid
      Date of       Amount of    Principal    Principal    Notations
      Advance        Advance        Paid       Balance      Made by
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
      8/1/97       6,102,940
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      8/6/97       5,500,000
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      8/7/97        600,000
   ---------------------------------------------------------------------

     8/19/97       1,000,000
   ---------------------------------------------------------------------

     8/29/97       2,250,000
   ---------------------------------------------------------------------

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